Debt - Financial Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Debt Disclosure [Abstract]
Interest Expense, Long-term Debt	$ 29,557	$ 44,101	$ 39,855
Amortization of Deferred Charges	3,667	6,915	9,582
Write off of deferred financing costs	3,088	681	0
Increase (Decrease) in Fair Value of Interest Rate Fair Value Hedging Instruments	0	219	(27)
Other Noninterest Expense	506	238	459
Financial expense	$ 36,818	$ 52,154	$ 49,869